Exhibit 99.1

Aesther Healthcare Acquisition Corp (NASDAQ: AEHA) Announces Filing of

Preliminary Proxy Statement with SEC in Connection with its Proposed

Business Combination with Ocean Biomedical, Inc.

NEWS PROVIDED BY Aesther Healthcare Acquisition Corp (NASDAQ: AEHA)

September 19, 2022, 07:45 am ET

NEW YORK and PROVIDENCE, R.I., Sept. 19, 2022 — Aesther Healthcare Acquisition Corp (NASDAQ: AEHA) (“Aesther”), a special purpose acquisition company (SPAC) and Ocean Biomedical, Inc. (“Ocean”), a next-generation biopharma company announced today that AHEA has filed with the U.S. Securities and Exchange Commission (“SEC”) a preliminary proxy statement (“Preliminary Proxy Statement”) in connection with its proposed business combination (the “Business Combination” or the “Transaction”) with Ocean.

The combined company will work to accelerate the development of Ocean Biomedical’s core assets in oncology, fibrosis, and infectious diseases, all based on new target discoveries enabling first-in-class drug and vaccine candidates – developed through past and ongoing grants totaling $123.9 million. The Preliminary Proxy Statement contains information about the proposed Business Combination, including a business overview, terms of the Transaction, pro-forma financial information and risk factors related to the Transaction.

Upon closing of the Transaction, Ocean Biomedical will be a wholly owned subsidiary of Aesther, and Aesther will change its name to Ocean Biomedical, Inc., and its common stock and warrants are expected to be listed on Nasdaq, under the symbols “OCEA” and “OCEAW,” respectively.

The Transaction is anticipated to provide Ocean with approximately $105 million of cash proceeds to its balance sheet, assuming no redemptions by AEHA’s public shareholders. The Transaction includes up to $40 million committed backstop by Vellar Opportunity Fund SPV LLC - Series 3. Aesther has also entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with White Lion Capital LLC, a Nevada limited liability company (“White Lion Capital”). The Purchase Agreement provides that White Lion Capital is committed to purchase the Company’s Common Stock with an aggregate gross purchase price of up to $75,000,000 from time to time during the commitment period, which starts on the date of the filing of the initial registration statement covering the resale of securities issued under the Purchase Agreement, and shall terminate on the twenty-fourth month anniversary of the filing of such initial registration statement, on terms as specified in the Purchase Agreement. The combined company intends to use the net proceeds from the Transaction for the development, working capital, and supporting the operations of Ocean’s assets in oncology, fibrosis, and infectious disease.

Suren Ajjarapu, Chairman and CEO of Aesther, commented, “We are excited to announce the filing of the Preliminary Proxy Statement with the SEC, which marks an important step towards completing our Business Combination with Ocean, and anticipate completing the Transaction before year-end. The combination will lead to long term shareholder value growth and appreciation, as we continually focus on identifying and accelerating promising discoveries.”

Ocean Biomedical’s co-founder and Executive Chairman, Dr. Chirinjeev Kathuria commented, “Our executive team and our scientists are excited to partner with Aesther Healthcare to advance our cancer, fibrosis, and malaria discoveries into their Phase 1 trials, which have the potential to save tens of thousands of lives, including people suffering from Glioblastoma Multiforme, one of the most devastating forms of cancer, and patients battling Non-Small Cell Lung Cancer (NSCLC), one of the leading causes of cancer deaths. We are also excited to extend our unique model to other research and discovery partners.”

Scientific co-founder Dr. Jack A. Elias, the Dean Emeritus of Medicine and Biological Sciences and Professor of Translational Science, Medicine and Molecular Microbiology and Immunology at Brown University’s Warren Alpert Medical School commented, “We believe we have discovered a master pathway that regulates multiple key cancer-inducing moieties, including critical immune checkpoint inhibitors in the lung. In turn, interventions based on this master pathway control the ability of tumor cells to develop, spread to the lung, and grow once they’re in the lung.” Dr. Elias also notes that, “based on these findings my team believes we have developed monoclonal antibodies and bi-specific antibodies that are extremely exciting potential therapeutics. The combination with Aesther will allow us to further expand our development activities in this area.”

The proposed Transaction was unanimously approved by the boards of directors of all parties and is expected to be completed in Q4 2022, subject to, among other things, the approval by Aesther stockholders, governmental, regulatory and third party approvals, satisfaction of minimum closing net tangible asset and cash requirements, and the satisfaction or waiver of other customary closing conditions.

A link to the Preliminary Proxy Statement, as well as other information related to the Transaction can be found via AEHA’s filings with the SEC at www.sec.gov.

About Aesther Healthcare Acquisitions Corp.

Aesther is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Ocean Biomedical. The Aesther team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

To learn more, visit www.aestherhealthcarespac.com.

About Ocean Biomedical

Ocean Biomedical, Inc. is a Providence, Rhode Island based biopharma company with an innovative business model that accelerates the development and commercialization of scientifically compelling assets from research universities and medical centers. Ocean Biomedical deploys the funding and expertise to move new therapeutic candidates efficiently from the laboratory to the clinic, and ultimately to the world. Ocean Biomedical is currently developing five promising discoveries that have the potential to achieve life-changing outcomes in lung cancer, brain cancer, pulmonary fibrosis, and the prevention and treatment of malaria. The Ocean Biomedical team is working on solving some of the world’s toughest problems, for the people who need it most.

To learn more, visit www.oceanbiomedical.com

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the merger agreement (“Merger Agreement”) between Aesther and Ocean Biomedical and the proposed merger contemplated thereby (the “Transaction”), including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of Ocean Biomedical and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of Aesther’s public stockholders and the products and markets and expected future performance and market opportunities of Ocean Biomedical. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Aesther’s securities; (ii) the risk that the proposed Transaction may not be completed by Aesther’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the Merger Agreement by the stockholders of Aesther, the satisfaction of the minimum net tangible assets and minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Aesther’s stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Global Market’s initial listing standards in connection with the consummation of the proposed Transaction; (vii) the effect of the announcement or pendency of the proposed Transaction on Ocean Biomedical’s business relationships, operating results, and business generally; (viii) risks that the proposed Transaction disrupts current plans and operations of Ocean Biomedical; (ix) the outcome of any legal proceedings that may be instituted against Ocean Biomedical or against Aesther related to the Merger Agreement or the proposed Transaction; (x) changes in the markets in which Ocean Biomedical’s competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that Ocean Biomedical may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that Ocean Biomedical may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Transaction and the failure to realize anticipated benefits of the proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Ocean Biomedical to grow and manage growth economically and hire and retain key employees; (xvii) the risk that Ocean Biomedical may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xviii) the ability to develop, license or acquire new therapeutics; (xix) the risk that Ocean Biomedical will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Ocean Biomedical, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Ocean Biomedical’s business; (xxii) the risk of cyber security or foreign exchange losses; (xxiii) the risk that Ocean Biomedical is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in Aesther’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Transaction .

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in Aesther’s Annual Report on Form 10-K for the year ended December 31, 2021, and which will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by Aesther from time to time with the SEC and which are and will be available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Ocean Biomedical and Aesther may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither Ocean Biomedical nor Aesther gives any assurance that Ocean Biomedical or Aesther, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Aesther’s or Ocean Biomedical’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Transaction, Aesther has filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A relating to the proposed Transaction. This communication is not intended to be, and is not, a substitute for the preliminary proxy statement or any other document that Aesther has filed or may file with the SEC in connection with the proposed Transaction. Aesther’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about Aesther, Ocean Biomedical, the merger agreement, and the proposed Transaction. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of Aesther as of a record date to be established for voting on the proposed Transaction. Before making any voting or investment decision, investors and stockholders of Aesther are urged to carefully read the entire proxy statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. Aesther investors and stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Aesther Healthcare Acquisition Corp., 515 Madison Avenue, Suite 8078, New York, NY 10022, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

Aesther, Ocean Biomedical and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Aesther’s stockholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of Aesther’s directors and officers in Aesther’s filings with the SEC, including, its most recent Annual Report on Form 10-K, and when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. Such information with respect to Ocean Biomedical’s directors and executive officers will also be included in the preliminary proxy statement and definitive proxy statement.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Investor Contact

IR@aestherhealthcarespac.com

Ocean Biomedical Media Relations

Kevin Kertscher

Communications Director

kkertscher@oceanbiomedical.com